As filed with the Securities and Exchange Commission on March 15, 2010

Registration Nos.                                033-33419
811-06130

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [  ]

Pre-Effective Amendment No. __                                        [  ]

Post-Effective Amendment No. 26                                       [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [  ]

Amendment No.   28                                                                [X]

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
(Exact Name of Registrant)

FIRST INVESTORS LIFE INSURANCE COMPANY
(Name of Depositor)

110 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Carol E. Springsteen
First Investors Life Insurance Company
110 Wall Street
New York, New York 10005
(Name and Address of Agent For Service)

Copies of all communications to:
K&L Gates LLP
1601 K Street, NW
Washington, DC  20006-1600
Attn: Diane Ambler, Esq.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective on (check the appropriate box):

☐           Immediately upon filing pursuant to paragraph (b) of Rule 485

☐           On (date) pursuant to paragraph (b) of Rule 485

☒           60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐           On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐           This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Units of interest in First Investors Life Variable Annuity Fund C under individual flexible premium deferred variable annuity contracts.

First Choice An Individual Flexible Premium Deferred Variable Annuity Contract
Offered by First Investors Life Insurance Company through First Investors Separate Account C
First Investors Life Insurance Company
110 Wall Street, New York, New York 10005/(800) 832-7783

This prospectus describes an individual flexible premium deferred variable annuity contract (the "Contract") offered by First Investors Life Insurance Company (“First Investors Life”, “we”, “us” or “our”).  The Contract provides you with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter, if you so elect, to receive annuity payments for a lifetime based upon the Contract’s accumulation value.

When you invest in a Contract, you allocate your purchase payments (less certain applicable charges) to one or more “Subaccounts” of Separate Account C or to the Fixed Account. Each of the Subaccounts invests in a corresponding “Fund” of the First Investors Life Series Funds (“Life Series Funds”). A copy of the prospectus for the Life Series Funds is attached. The Contract requires a minimum initial investment of $5,000.
The amount you accumulate in the Subaccounts depends upon the performance of the Subaccounts in which you invest. You bear all of the investment risk, which means that you could lose money invested in the Subaccounts. We credit interest to amounts you allocate to the Fixed Account.
Please read this prospectus and keep it for future reference. It contains important information that you should know before buying or taking action under a contract. We filed a Statement of Additional Information (“SAI”), dated [_____], 2010, with the Securities and Exchange Commission (“SEC”). We incorporate the SAI by reference into this prospectus. See the SAI Table of Contents at the end of this prospectus.  You can get a free SAI by contacting us at Raritan Plaza 1, Edison, New Jersey 08837 or at the telephone number shown above or by visiting our website www.firstinvestors.com.  You also can obtain electronic copies of our documents, including reports and SAIs, from the EDGAR database on the SEC’s website at http://www.sec.gov.
The SEC has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is [______], 2010.

CONTENTS
FEES AND EXPENSES	[ ]
HISTORICAL ACCUMULATION UNIT INFORMATION	[ ]
OVERVIEW OF THE CONTRACT	[ ]
Summary of Risks and Rewards of the Contract	[ ]
How the Contract Works	[ ]
Who We Are and How to Contact Us	[ ]
THE CONTRACT IN DETAIL	[ ]
Application and Purchase Payments	[ ]
Allocation of Purchase Payments	[ ]
Reallocations Among Subaccounts	[ ]
What Are Our Policies on Frequent Reallocation Among Subaccounts?	[ ]
What Are the Risks to Contractowners of Frequent Reallocations?	[ ]
The Accumulation Phase	[ ]
The Annuity Income Period	[ ]
Your Right to Cancel the Contract	[ ]
FINANCIAL INFORMATION	[ ]
Calculating Values	[ ]
Contract Expenses	[ ]
Other Charges	[ ]
Federal Tax Information	[ ]
OTHER INFORMATION	[ ]
Voting Rights	[ ]
Processing Transactions	[ ]
Reservation of Rights	[ ]
State Variations	[ ]
Distribution of the Contract	[ ]
Reports	[ ]
Financial Statements	[ ]
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	[ ]
First Investors Life does not guarantee the performance of the Subaccounts. The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Bank or any other agency. The Contract involves risk, including possible loss of the principal amount invested.
The Contract may not be available in all states and jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the Contract other than as described in this prospectus, the attached Life Series Funds prospectus or summary prospectuses or any supplements thereto or in any supplemental sales material we authorize.

GLOSSARY OF SPECIAL TERMS

Accumulation Phase – The period between the date of issue of a Contract and the earlier of the Maturity Date or the death of either the Annuitant or Contractowner.
Accumulation Unit – A unit that measures the value of a Contractowner's interest in a Subaccount of Separate Account C before the Maturity Date. Accumulation Units are established for each Subaccount. The Accumulation Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.
Accumulation Value – The Accumulation Value is equal to the sum of the Subaccount Accumulation Value in each of the Subaccounts to which you have allocated value under the Contract plus the Fixed Account Accumulation Value.
Annuitant (and Joint Annuitant, if any) – The person(s) whose life (or lives) is (are) the measure for determining the amount and duration of annuity payments.   Unless otherwise specified, references to “Annuitant” refer to any Joint Annuitant as well.
Annuity Unit – A unit that determines the amount of each Variable Annuity Payment after the first Variable Annuity Payment. Annuity Units are established for each Subaccount. The Annuity Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.
Beneficiary – The person or entity that is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowner.
Contract – An individual flexible premium deferred variable annuity contract offered by this prospectus.
Contractowner (and Joint Contractowner, if any) – The person or entity with legal rights of ownership of the Contract.  Unless otherwise specified, the term also includes any Joint Contractowners.
Contract Anniversary – The same month and day each subsequent year from the Contract’s effective date.
Contract Year (and Contract Month and Contract Quarter) – A one-year period of time initially as measured from the Contract’s effective date and then as measured from the Contract’s Anniversary after the first Contract Year. A Contract Month or a Contract Quarter is a month or quarter, respectively, of a Contract Year.
Fixed Account Accumulation Value – The Fixed Account Accumulation Value at any time is equal to the amount determined as described below under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”
Fixed Annuity Payment – Annuity payments that remain fixed as to dollar amount.
General Account – All assets of First Investors Life other than those allocated to Separate Account C and other segregated investment accounts of First Investors Life.

Good Order – Notice from someone authorized to initiate a transaction under a Contract, received in a format satisfactory to us at our administrative office or other office we may designate (“Administrative Office”), that contains all information required by us to process the transaction.
Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Investment in the Contract – The Purchase Payments you made, less any amounts you previously surrendered that were not taxable.
Maturity Date – The date on which annuity payments begin.
Net Accumulation Value – The Accumulation Value less any applicable premium taxes not previously deducted.
Payee – The person designated as the “Payee” in the Contract, and who is entitled to receive annuity payments under the Contract. The Contractowner will be the Payee unless another person is named as the Payee.

Purchase Payment – A payment made initially to purchase a Contract or as an additional contribution to a Contract (less any charges).

Separate Account C – The segregated investment account entitled "First Investors Life Variable Annuity Fund C", established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).

Subaccount – A segregated investment subaccount under Separate Account C that corresponds to a Fund of the Life Series Funds. The assets of a Subaccount are invested in shares of the corresponding Fund of the Life Series Funds.
Subaccount Accumulation Value – The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units this Contract has in that Subaccount, multiplied by that Subaccount’s Accumulation Unit value.
Valuation Date – Any date on which the New York Stock Exchange is open for trading.
Valuation Period – The period beginning at the end of any Valuation Date and extending to the end of the next Valuation Date.
Variable Annuity Payment – Annuity payments that vary in dollar amount throughout the annuity income period based on the net investment experience of the Subaccounts.
We (and Our) – First Investors Life.

You (and Your) – An actual or prospective Contractowner who is reading the prospectus.

FEES AND EXPENSES
The following tables below show the fees and expenses that you will incur when you buy, own and surrender a Contract.
The first table describes the fees and expenses that you will pay if you surrender the Contract.

Contractowner Transaction Expenses
Maximum Surrender Charge
(as a percentage of Purchase Payment surrendered)*	8.00%
* The surrender charge percentage that applies to a Purchase Payment decreases one percentage point each year after receipt of the Purchase Payment so that there is no surrender charge after eight years.  Each year you may surrender up to 10% of total Purchase Payments without a surrender charge. For purposes of computing the surrender charge, amounts surrendered will be taken from your Contract first from any amounts that may be withdrawn without a surrender charge, then from Purchase Payments in the order they were made (i.e., first-in, first-out). and finally from any other remaining Accumulation Value.
The next table describes the maximum fees and expenses that you will pay periodically during the time you own the Contract, not including Fund fees and expenses.
Maximum Annual Contract Charge	$50.00**
Separate Account Annual Expenses
(as a percentage of average daily account value)
Mortality and Expense Risk Charge	1.00%
** The annual contract charge is made during the Accumulation Phase only.  The maximum annual contract charge that we may deduct from the Accumulation Value in any Contract Year is $50.  The current annual contract charge that we deduct from the Accumulation Value is $35, which is guaranteed for the first 10 Contract Years. For more complete descriptions of the charges and expenses shown, please refer to “FINANCIAL INFORMATION: CONTRACT EXPENSES – Surrender Charge, Mortality and Expense Charge, and Other Charges.”
The next table shows the Funds’ minimum and maximum total annual operating expenses that you may pay periodically during the time that you own the Contract.  These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the Funds.
Total Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, including management fees and other expenses)
	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.84%	1.01%

Net Annual Fund Operating Expenses	0.56%	1.01%
The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, fees, and expenses of the Funds. The examples assume that you invest $10,000 in the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Maximum Cost	$1,077	$1,406	$1,787	$3,098
Minimum Cost	$1,031	$1,261	$1,534	$2,526
If you annuitize or do not surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Maximum Cost	$277	$806	$1,387	$3,098
Minimum Cost	$231	$661	$1,134	$2,526
You should not consider the expenses in the example as a representation of past or future expenses. Actual expenses in future years may be more or less than those shown.

HISTORICAL ACCUMULATION UNIT INFORMATION
RICAL ACCUMULATION UNIT INFORMATION
This table shows the Accumulation Unit values and the number of Accumulation Units outstanding for each Subaccount of Separate Account C for the last 11 fiscal years (or the life of the Subaccount, if less).
Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
Blue Chip Subaccount	December 31, 1999 December 31, 2000 December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009	43.378 40.473 32.347 23.762 29.688 31.560 32.601 36.953 38.124 25.635 30.865	4,075,636.0 4,141,919.4 3,987,067.5 3,321,106.4 2,982,487.7 2,612,131.9 2,260,318.0 1,923,170.7 1,685,064.6 1,424,765.1 1,231,330.0
Cash Management Subaccount	December 31, 1999 December 31, 2000 December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009	13.662 14.327 14.721 14.752 14.685 14.641 14.850 15.343 15.893 16.054 15.921	436,613.4 348,628.5 461,243.1 502,124.2 331,160.4 241,012.6 182,146.8 193,491.2 518,520.1 376,675.7 303,014.8
Discovery Subaccount	December 31, 1999 December 31, 2000 December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009	45.581 45.027 35.164 25.375 34.982 39.060 40.658 49.314 52.055 34.401 44.537	1,823,561.9 1,862,653.4 1,784,763.9 1,568,730.8 1,406,523.1 1,233,285.0 1,098,894.8 960,282.3 856,791.0 732,305.6 653,636.4

Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
Government Subaccount	December 31, 1999 December 31, 2000 December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009	14.603 15.982 17.244 18.403 18.800 19.287 19.579 20.121 21.225 22.471 23.199	568,487.4 535,591.1 647,628.3 828,693.2 767,494.4 635,482.9 585,087.8 529,973.1 514,817.5 514,512.9 493,703.6
Growth & Income Subaccount	December 31, 1999 December 31, 2000 December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009	48.517 48.046 41.210 31.726 40.575 44.498 47.227 53.468 53.985 34.625 43.894	3,252,259.5 3,340,496.6 3,238,410.2 2,829,687.0 2,578,414.0 2,306,271.9 2,079,072.7 1,821,672.0 1,626,474.0 1,401,403.1 1,216,234.8
High Yield Subaccount	December 31, 1999 December 31, 2000 December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009	26.453 24.523 23.438 23.727 29.630 32.251 32.061 34.842 34.860 25.589 34.240	983,518.1 845,530.9 761,291.5 729,993.3 733,776.6 683,685.6 631,781.4 535,648.1 482,188.2 413,012.8 374,655.5
International Subaccount	December 31, 1999 December 31, 2000 December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009	29.884 26.134 22.047 17.805 23.361 26.499 28.654 36.252 43.425 24.983 30.482	2,287,489.9 2,326,576.3 2,111,023.6 1,755,747.0 1,521,685.8 1,353,502.7 1,207,617.0 1,081,518.6 1,010,952.9 888,496.3 782,978.8

Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
Investment Grade Subaccount	December 31, 1999 December 31, 2000 December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009	15.437 16.737 17.872 19.085 20.521 21.137 21.201 21.828 22.803 19.957 23.896	1,018,466.9 927,626.9 1,047,806.6 1,082,965.1 1,047,192.3 938,241.9 880,520.1 758,876.0 738,222.8 655,153.9 618,028.3
Select Growth Subaccount	December 31, 1999 December 31, 2000 December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009	10.235 9.026 8.498 6.050 7.650 8.018 8.378 9.080 10.016 5.804 6.315	126,244.7 495,107.5 540,362.8 514,316.2 509,518.5 428,049.7 368,155.3 303,144.2 271,525.5 326,913.1 320,182.6
Target Maturity 2015 Subaccount*	December 31, 1999 December 31, 2000 December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009	9.479 1 1.732 11.714 14.307 14.623 15.704 16.231 16.367 17.776 20.162 19.518	36,480.1 98,247.3 163,977.5 299,907.1 362,596.9 333,577.9 328,561.4 326,719.7 376,024.8 361,598.5 330,511.9
Value Subaccount	December 31, 1999 December 31, 2000 December 31, 2001 December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009	20.463 20.139 15.893 12.336 15.583 17.956 18.859 22.673 22.299 15.585 18.675	2,474,003.3 2,724,957.9 2,688,498.1 2,191,399.4 2,109,425.1 1,972,594.1 1,899,062.7 1,710,351.1 1,577,727.6 1,377,531.8 1,184,140.4
*The inception date for Target Maturity 2015 Subaccount was November 8, 1999. The Accumulation Unit values for each of these Subaccounts was initially set at $10.00 on November 8, 1999.

OVERVIEW OF THE CONTRACT

This overview highlights some basic information about the Contract offered by First Investors Life in this prospectus. You will find more information about the Contract in “THE CONTRACT IN DETAIL” section of this prospectus.

SUMMARY OF RISKS AND REWARDS OF THE CONTRACT
The benefits of the Contract are, among other things:

Investment Diversification There are eleven Subaccounts available under the Contract, each with different investment objectives, policies and risks allowing for investment diversification. Each Subaccount invests in a corresponding Fund of the Life Series Funds.

Income Tax Deferral You defer payment of income taxes on any income and gains until you access your money through withdrawals or one of our annuity pay-out options. This gives your money the potential to grow faster.
Asset Reallocation You can also reallocate your accumulated assets among the Subaccounts and the Fixed Account, as your circumstances change, without incurring current income taxes.
No Income or Contribution Limitations There are no income or contribution limits – such as those that exist on individual retirement accounts (“IRAs”) or 401(k)s – that restrict the amount that you can invest. You control how much you invest for your retirement and when and how often you wish to add to your Contract.
Minimum Guaranteed Death Benefit We guarantee a minimum death benefit if the Annuitant dies during the Accumulation Phase, which protects your principal from market declines if you die.
Guaranteed Annuity Income You can receive an annuity pay-out providing a stream of income to suit your needs for the rest of your life.
There are several risk factors that you should consider:
Investment Risk You bear all of the investment risk of the Subaccounts you select, which means you could lose money.
Fees and Charges An investment in a Contract is not a direct investment in a mutual fund. There are additional charges for the death benefit and other features of the Contract that are not associated with a mutual fund.
Internal Revenue Service (“IRS”) Penalty Because a 10% federal tax penalty is generally imposed on the taxable portion of withdrawals prior to age 59½, you should not invest in the Contract if you have short-term investment objectives that would require you to liquidate all or a portion of the Contract prior to reaching age 59½.
Holding Period A minimum holding period is often necessary before the tax benefits of tax deferral are likely to outweigh the often higher fees imposed on variable annuities relative to alternative investments.
Be careful with your IRA A tax-deferred accrual feature is already provided by any tax-qualified arrangement such as an IRA.

Therefore, you should have reasons other than tax deferral, such as the additional benefits described in this prospectus, for purchasing a Contract within an IRA or other arrangement that receives tax deferral through the Internal Revenue Code.
Surrender Charges There is a maximum 8% surrender charge that decreases annually during the eight years following receipt of a Purchase Payment.  You should therefore invest in a contract only if you have a long-term investment horizon.
Taxation of Surrenders A partial or total surrender of a Contract is taxed as ordinary income to the extent that the Accumulation Value exceeds your Investment in the Contract (i.e., on an “income first” basis).
Taxation on Death Benefits The death benefit paid to a Beneficiary of a Contract is taxed as ordinary income to the Beneficiary at the Beneficiary’s tax rate to the extent that the death benefit exceeds the Contractowner’s Investment in the Contract. Thus, if your primary objective is to pass wealth on to your heirs, a life insurance policy may be more appropriate for you. The amount of the death benefit on a life insurance policy passes income-tax free to the Beneficiary; an annuity death benefit does not.
HOW THE CONTRACT WORKS
The Contract has two phases: an Accumulation Phase and an annuity income period. During the Accumulation Phase, earnings on your investment accumulate on a tax-deferred basis. The annuity income period begins when you convert from the Accumulation Phase by agreeing that the Payee will start receiving regular annuity payments after the Accumulation Value has been applied to one of the annuity options in accordance with the annuity rates in the Contract. You can select one of several annuity income payment options.
The Contract is a “variable” annuity because your Subaccount Accumulation Values during the Accumulation Phase and the amount of your Variable Annuity Payments during the annuity income phase fluctuate based on the performance of the Funds underlying the Subaccounts you have selected. As a result, the Subaccount Accumulation Values in your Contract and your Variable Annuity Payments may increase or decrease. You are permitted to allocate your Purchase Payments to 11 available Subaccounts we offer under the Contract, as long as each allocation is at least 1% of the Purchase Payment. You also may allocate Purchase Payments to the Fixed Account, as described below. Subject to certain limitations, you may reallocate your Accumulation Value or, after the commencement of Variable Annuity Payments, the value allocated to the Subaccounts upon which the amount of the Variable Annuity Payments are based.
The Contract provides a guaranteed death benefit that is payable to a Beneficiary when the Annuitant dies during the Accumulation Phase. The Contract guarantees that the Beneficiary will receive upon the death of the Annuitant the greater of (i) the total of all Purchase Payments reduced proportionately by any surrenders, or (ii) the Accumulation Value.

Upon the death of a Contractowner who is not also the Annuitant, we pay only the Accumulation Value to the Beneficiary. We pay the death benefit when we receive both proof of death and appropriate instructions for payment.  In some jurisdictions, the death benefit is reduced by the amount of any surrenders and is payable upon the death of either the original Contractowner or Annuitant. Please ask your registered representative about the death benefit applicable to your Contract.  You may withdraw a portion or all of the Accumulation Value during the Accumulation Phase.
WHO WE ARE AND HOW TO CONTACT US
First Investors Life
First Investors Life Insurance Company, with its home office at 110 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance, annuities, accident, and health insurance.
First Investors Life is part of First Investors Consolidated Corporation ("FICC"), a holding company, which owns all of the voting common stock of First Investors Life. Other affiliates of First Investors Life include: First Investors Corporation ("FIC"), the distributor of the Contracts; First Investors Management Company, Inc. (“FIMCO”), the investment adviser of the Life Series Funds; and Administrative Data Management Corp., the transfer agent for the Life Series Funds. Kathryn Head and members of her family control FICC and, therefore, control First Investors Life and the other companies that are owned by FICC.
For information or service concerning a Contract, you can contact us in writing at our Administrative Office located at Raritan Plaza 1, Edison, New Jersey 08837. You can also call us at 1-800-832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax us at 732-855-5935.
You should send any Purchase Payments, notices, elections, or requests that you make, as well as any other documentation that we require for any purpose in connection with your Contract, to our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by us until we have received it, as well as any related items that we require, all in complete and Good Order (i.e., in form and substance acceptable to us) at our Administrative Office.  To meet our requirements for processing transactions, we may require that you use our forms. We will notify you and provide you with an address if we designate another office for receipt of information, payments and documents.
Separate Account C
First Investors Life Variable Annuity Fund C was established on December 21, 1989 under New York Insurance Law. Separate Account C is registered with the SEC as a unit investment trust under the 1940 Act.
We segregate the assets of Separate Account  C from our other assets in our General Account. These assets fall into two categories: (1) assets equal to our reserves and other liabilities under the Contract and (2) additional assets derived from expenses that we charge to Separate Account C. The assets equal to our reserves and liabilities support the Contract. We cannot use these assets to satisfy any of our other obligations. The assets we derive from Contract charges do not support the Contract, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account C. We credit to, or charge against, the Subaccounts of Separate Account C realized and unrealized income, gains and losses without regard to our other income, gains and losses. The obligations under the Contract are our obligations.
Each Subaccount invests its assets in a corresponding Fund of the Life Series Funds at net asset value. Therefore, we own the shares of the underlying Funds, not you. The value of your investment in a Subaccount is determined by the value of the underlying Fund. Each Subaccount reinvests any distribution received from a Fund in the distributing Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value.
The Fixed Account
The Fixed Account is not part of Separate Account C.  It is part of our General Account.  The General Account consists of all assets owned by us, other than those in Separate Account C or in any other legally segregated separate accounts we own.  The assets of the General Account are subject to the claims of our general creditors and can be invested as we choose, subject to certain legal requirements.  We guarantee that any assets you choose to allocate to the Fixed Account will earn interest at the annual Minimum Guaranteed Interest Rate (currently 1.10% for contracts issued in 2010).  This rate is subject to redetermination annually as described below.
On each Contract Anniversary, the Fixed Account Minimum Guaranteed Interest Rate is redetermined as (a) – (b) where (a) is the average of the daily five-year Constant Maturity Treasury rates for the month of October in the calendar year prior to the Contract Anniversary (rounded to the nearest 1/20th of 1%) and (b) is 1.25%.  In no case, however, will the annual Fixed Account Minimum Guaranteed Interest Rate be greater than 3.00% or less than 1.00%.
We may, but are not required to, declare interest in excess of the annual Minimum Guaranteed Interest Rate (“excess interest”). If we declare excess interest, we are not required to guarantee that it will remain in effect for any specific period of time.  Therefore, we may reduce or eliminate such excess interest at any time without prior notice to you.
You do not share in any gains or losses that we experience in the Fixed Account or our General Account.  We bear the entire risk that the investments in our General Account may not achieve the annual minimum guaranteed or declared rates of return.  The Fixed Account is not registered under the Securities Act of 1933.  Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act. The staff of the SEC has therefore not reviewed the disclosures in this prospectus that relate to the Fixed Account.
The Life Series Funds
The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of 12 separate Funds, 11 of which are available to Contractowners. Each of the Funds currently offers its shares only through the purchase of a Contract or another variable life or variable annuity contract issued by First Investors Life.  Each of the Funds reserves the right to offer its shares to other separate accounts or directly to us.  Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.
FIMCO, the investment adviser of the Life Series Funds, is a New York corporation located at 110 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained Smith Asset Management Group, L.P., 100 Crescent Court, Suite 1150, Dallas, TX 75201, to serve as the subadviser of the Select Growth Fund, Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207, to serve as the subadviser of the Discovery Fund, Vontobel Asset Management, Inc., 1540 Broadway, New York, New York 10036 to serve as the subadviser of the International Fund and Muzinich & Co., Inc., 450 Park Avenue, New York, NY 10022 to serve as subadviser for the High Yield Fund.

The following table includes each available Fund’s investment objective. There is no assurance that any of the Funds will achieve its stated objective(s). There is a Subaccount with the same name as its corresponding underlying Fund. The degree of investment risk you assume will depend on the Subaccounts you select. You should consider your allocation carefully.  The investment objectives, primary investment strategies, primary risks and management of the Funds are described in the attached Life Series Funds prospectus, which you should read carefully before investing.

Fund	Investment Objective
Blue Chip Fund	High total investment return.
Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Discovery Fund	Long-term growth of capital.
Government Fund	Significant level of current income, which is consistent with security and liquidity of principal.
Growth & Income Fund	Long-term growth of capital and current income.
High Yield Fund	High current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.
Select Growth Fund	Long-term growth of capital.
Target Maturity 2015 Fund	Predictable compounded investment return for those who hold until the Fund’s maturity, consistent with preservation of capital.
Value Fund	Total return.

THE CONTRACT IN DETAIL

APPLICATION AND PURCHASE PAYMENTS
We will process your application on the day we receive it at our Administrative Office in Good Order. If your application is incomplete or incorrect, we have five business days to complete it and process the transaction.  Otherwise, we will return the Purchase Payment to you at the end of the five-day period.  However, we can try to reach you to explain the reasons for the delay in crediting the money and get your consent to keep the money until the problem is solved.
Your initial Purchase Payment must be at least $5,000.  You may make additional Purchase Payments of at least $200 each at any time after Contract issuance.  We will not accept for a purchase of a First Choice Variable Contract the proceeds from a surrender of one of our other variable annuities.  Your Purchase Payments allocated to the Subaccounts buy Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.  We allocate Purchase Payments to the appropriate Subaccount(s) based on the next computed value of an Accumulation Unit following receipt of your Purchase Payments at our Administrative Office in Good Order.  We value Accumulation Units at the end of each Valuation Date (generally 4:00 P.M., Eastern Time). If we receive a Purchase Payment prior to the end of a Valuation Date in Good Order, we will process the payment based upon that day’s Accumulation Unit values. If we receive a payment after the end of the Valuation Date, we will process the payment based upon the next Valuation Date’s values.
ALLOCATION OF PURCHASE PAYMENTS
When you purchase a Contract you select the percentage allocation of your Purchase Payment to the Subaccounts and the Fixed Account.  Your allocations are subject to the following constraints:

1.	Allocation percentages must be in whole numbers;
2.	Allocation percentages must add to 100%; and
3.	The allocation percentage for the Fixed Account may not exceed 50%.
On the effective date of your Contract, the portion of the initial Purchase Payment you designated for the Subaccounts will be allocated to the Cash Management Subaccount for 20 days.  On the 21st day, the Subaccount Accumulation Value in the Cash Management Subaccount will be reallocated to the Subaccounts you designated on the application.  This reallocation will occur as of the end of the 20th business day following the effective date.  The portion of the initial Purchase Payment you designated for the Fixed Account will be allocated to the Fixed Account upon issuance of the Contract.
A change in the allocation percentages for future additional Purchase Payments will affect reallocations occurring under the Automated Subaccount Reallocation Option.  See the description under “THE CONTRACT IN DETAIL:

THE ACCUMULATION PHASE – Automated Subaccount Reallocation Option” for additional information.
REALLOCATIONS AMONG SUBACCOUNTS
Subject to the restrictions discussed below, you may change the allocation of your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a transfer of Accumulation Value by written notice, participation in our Systematic Transfer Option, or participation in our Automated Subaccount Reallocation Option. Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.
WHAT ARE OUR POLICIES ON FREQUENT REALLOCATIONS AMONG SUBACCOUNTS?
The Contract is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing.  As described in the Life Series Funds prospectus, the Board of Trustees of the Life Series Funds has adopted policies and procedures to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.
In order to protect Contractowners and to comply with the underlying Funds’ policies, we have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Contractowner that has been identified by the Funds as having violated its market timing policies. Accordingly, we may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.  We also reserve the right to limit or condition transfer privileges in any manner that we believe is necessary or appropriate to (1) protect participants in a Fund from adverse consequences of “market timing” or overly frequent transactions; or (2) conform Separate Account C’s policies and practices in this regard to those of a Fund in one or more respects. Without limitation, we reserve the right to impose on you any charge that your transfer causes a fund to assess against us or Separate Account C.

In order to enforce our policy against market timing, we monitor reallocation requests using criteria such as (a) the number of reallocation transactions that occur within a specified period of time and (b) the dollar amount of reallocations that occur within a specified period of time. Moreover, we will only accept a transaction request that is in writing. We will not accept transaction requests by any electronic means including, but not limited to, telephonic, facsimile or e-mail requests.  We cannot guarantee that our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

WHAT ARE THE RISKS TO CONTRACTOWNERS OF FREQUENT REALLOCATIONS?
To the extent that our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Contractowners who invest in the Funds through our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.  In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE ACCUMULATION PHASE
Determining Your Accumulation Value
The Accumulation Value you have in your Contract varies daily depending on, among other things, the investment experience of the Subaccounts you have selected and the proportion of your Accumulation Value that you have allocated to the Fixed Account.
Fixed Account Accumulation Value
On the Contract’s effective date, the Fixed Account Accumulation Value is equal to the portion of the initial Purchase Payment you allocate to the Fixed Account.  The Fixed Account Accumulation Value on any succeeding day is equal to the Fixed Account Accumulation Value on the previous day, plus the sum of the values of the following transactions that have occurred since the previous day:
1.	any additional Purchase Payments allocated to the Fixed Account;
2.	any transfer into the Fixed Account; and
3.	interest accrued on the Fixed Account Accumulation Value;
less the sum of the values of the following transactions that have occurred since the previous day;
1.	any transfers out of the Fixed Account;

2.	any partial surrenders allocated to the Fixed Account; and
3.	if due subsequent to the previous day, the portion of the annual contract charge for the current Contract Year allocated to the Fixed Account.
Subaccount Accumulation Value
The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units the Contract has in the Subaccount, multiplied by the Subaccount’s Accumulation Unit value.  Amounts you allocate to or transfer into a Subaccount are used to purchase Accumulation Units in the Subaccount.  We redeem Accumulation Units when amounts are deducted, transferred, or surrendered from a Subaccount.  These purchases and redemptions of Accumulation Units are referred to as “Contract Transactions.”  The number of Accumulation Units a Contract has in a Subaccount at any time is equal to the number of Accumulation Units purchased minus the number of Accumulation Units redeemed in the Subaccount up until that time.  The number of Accumulation Units purchased or redeemed as a result of a Contract Transaction is equal to the dollar amount of the Contract Transaction divided by the value of the Subaccount’s Accumulation Units on the date of the Contract Transaction.
Accumulation Unit values are determined as of the end of each Valuation Date.  The Accumulation Unit values that apply to a Contract Transaction made on a Valuation Date are the unit values as of the end of that day.  If we receive your request or other documentation for a transaction after the end of a Valuation Date, it is processed based on the value of Accumulation Units as of the end of the next Valuation Date.  The value of an Accumulation Unit of a Subaccount on any Valuation Date is equal to the value of the Accumulation Unit on the previous Valuation Date, multiplied by the net investment factor for that Valuation Date.  The net investment factor for a Subaccount on any Valuation Date is equal to (a) divided by (b), less (c) where
(a)
 is the net asset value per share of the Fund in which the Subaccount invests at the end of the Valuation Date, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Valuation Date, less the per share amount of any taxes charged by us;

(b)	is the net asset value per share of the Fund on the previous Valuation Date; and

(c)	is the total of the daily mortality and expense risk charges since the previous Valuation Date.
Transfer of Accumulation Value
You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, by providing us with written notice of your request.  There is a limit of six transfers between two or more Subaccounts in any 12-month period.  Only one transfer either to or from the Fixed Account is allowed in any 12-month period.  The minimum transfer amount you may request is $100.

Each transfer from the Fixed Account is limited to the greatest of:
1.	25% of the Fixed Account Accumulation Value;
2.	The amount of the most recent transfer out of the Fixed Account during the prior 15 months; or
3.	$1,000.
Transfers to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Accumulation Value to exceed the Maximum Fixed Account Allocation Percentage specified in the Contract Schedule.  A Transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically cancels the Automated Subaccount Reallocation Option.  Requests for transfers are processed as of the Valuation Date we receive them in Good Order. We may defer transfers from the Fixed Account for up to six months. If we do so, we will notify you when the transfer will be made, the reason for the delay, and the value of the transfer on the date we received your request.
Systematic Transfer Option
You may request that a specified dollar amount of Subaccount Accumulation Value be transferred from any one or more Subaccounts (the “originating accounts(s)”) to any one or more other Subaccounts (the “receiving account(s)”) at monthly or quarterly intervals, as selected.  The first such systematic transfer will occur on the first Valuation Date of the Contract Month or Contract Quarter that next follows the date we receive your request.  Transfers under this option may not be designated either to or from the Fixed Account.
The minimum amount that may be transferred either from or to any one Subaccount is $100. The Systematic Transfer Option will terminate if and when the Subaccount Accumulation Value remaining in all of the originating accounts is depleted. If you elect to terminate this option, you may not re-elect the option until one year after termination.  Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. We may terminate this option or modify our rules governing this option at our discretion by giving you 31 days written notice.
Automated Subaccount Reallocation Option
If you request, we will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation on file with us.  The first such reallocation will occur on the first Valuation Date of the Contract Quarter that next follows the date on which we receive your request.
Upon reallocation, the amount of Subaccount Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a) is equal to:
1.	the allocation percentage you have specified for the Subaccount; divided by

2.	the sum of the allocation percentages for all such Subaccounts; and,
(b)is equal to the sum of the Subaccount Accumulation Values in all of the Subaccounts at the time of the reallocation.
Any requested changes in your Purchase Payment allocation percentages are reflected in the next quarterly reallocation following the change.  The reallocation will only affect the allocation of Subaccount Accumulation Values among the Subaccounts.  It will not affect the Fixed Account Accumulation Value.  Transfers of Subaccount Accumulation Values made under this option are not subject to the minimum transfer amount described above. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. A transfer of Subaccount Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically cancels the option.  You may subsequently re-elect this option by making a request in the manner described above.  We may terminate this option or modify our rules governing this option at our discretion by giving you 31 days written notice.
Death Benefits Before Commencement of Annuity Payments
If you die before the Maturity Date, we pay a death benefit to the Beneficiary you have designated. We generally make this payment within seven days of receiving in Good Order (a) a death certificate or similar proof of the death of the Annuitant or Contractowner (“Due Proof of Death”) and (b) a claimant’s statement form that includes payment instructions with the Beneficiary’s election to receive payment in either a single sum settlement or an annuity option. We will pay the death benefit: (a) in a single sum and the contract will terminate, (b) by applying it to one of the annuity options, or (c) as we otherwise permit.
Generally, the amount of the death benefit payable to the Beneficiary, upon the death of the Contractowner who is also the Annuitant, is the greater of (a) the total Purchase Payments reduced proportionally by any partial surrenders or (b) the Accumulation Value on the date we receive Due Proof of Death.  We calculate the proportional reduction in your total Purchase Payments in two steps. First, we calculate the percentage that any surrender represents of your Accumulation Value. Then we reduce your Accumulation Value and Purchase Payments by that percentage.
If the Contractowner is not also the Annuitant, the amount of the death benefit will be equal to the Accumulation Value. We also will pay a death benefit in an amount equal to the Accumulation Value upon the death of the first Joint Contractowner (if any) to die, even if that deceased Joint Contractowner also is the Annuitant.  We determine the Accumulation Value for the death benefit as of the next computed value of the Accumulation Value following our receipt at our Administrative Office of Due Proof of Death in Good Order. The decision on how we pay the death benefit is at the

Contractowner’s election before the Annuitant’s death and the Beneficiary’s election after the Annuitant’s death.

The following example demonstrates how the death benefit payable on the death of the Annuitant is determined for a Contract.
Death Benefit
Issue Date	Your Initial Purchase Payment and Death Benefit is	$100,000
End of First Contract Year	Assume your Accumulation Value grows to: Your Death Benefit is the greater of your Purchase Payment ($100,000) or your Accumulation Value ($104,340) and is equal to:	$104,340 $104,340
Seventh Contract Anniversary	Assume your Accumulation Value grows to: Your Death Benefit is the greater of your Purchase Payment ($100,000) or your Accumulation Value ($132,023) and is equal to:	$132,023 $132,023
End of Tenth Contract Year
Assume your Accumulation Value declines to:
You then decide to partially surrender:
The proportion your partial surrender represents of the
Accumulation Value is the partial surrender amount ($25,000)
Divided by the Accumulation Value ($71,643) which is:
Your Accumulation Value and Purchase Payment(s) are both
reduced by 34.90%
Thus, after the surrender:
      Your Accumulation Value is:
      Your Purchase Payment is:
      Your Death Benefit is equal to the greater of these amounts:
$71,643 $25,000 34.90% $46,643 $65,105 $65,100
End of Eleventh Contract Year	Assume your Accumulation Value declines to: Your Death Benefit is equal to the greater of your Purchase Payment ($65,100) or your Accumulation Value ($51,483):	$51,483 $65,100

This example assumes that a partial surrender is taken during the tenth Contract year but does not account for any tax consequences.

Special Requirements for Payment of Death Benefit
If the Contractowner dies before we have distributed the entire interest in the Contract, we must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under Section 72 of the Internal Revenue Code.
Generally, if the Contractowner dies before the Maturity Date, the death benefit may be taken immediately, after which the Contract will terminate, or the Beneficiary may become the Contractowner and the Contract will continue, subject to the following conditions. If the Beneficiary elects to continue the Contract and is not the deceased Contractowner’s spouse, he or she may not make additional Purchase Payments, and the entire interest in the Contract must be distributed to the Beneficiary (a) within five years, or (b) beginning within one year of death, under an annuity option that provides that we will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary. If the Beneficiary is the deceased Contractowner’s spouse, he or she may continue the Contract and name a new Beneficiary, subject to additional conditions in the Contract.
If the Beneficiary wishes to take the death benefit as an annuity payout, then the Beneficiary must make such election and payments must begin within 60 days of the death. This is necessary to receive tax treatment of annuity payments rather than the death benefit being treated for tax purposes as a lump sum distribution in the year of the death.
Partial and Full Surrenders During the Accumulation Phase
You may make a partial or full surrender of your Contract at any time during the Accumulation Phase, provided that any partial surrenders must be for at least $500. You will be entitled to receive the Accumulation Value less any surrender charge or, in the case of a partial surrender, the portion surrendered, less any surrender charge.  Your request is effective on the date it is received in writing on our form in Good Order at our Administrative Office.  Your Accumulation Value less the requested amount will be determined based on the next computed value of Accumulation Units.
We may defer payment of amounts surrendered from a Subaccount for no more than seven days, except that we may defer payment of amounts surrendered for any period during which:
■           the NYSE is closed for trading or trading is restricted on the NYSE;
■           an emergency exists as a result of which disposal of securities held in Separate Account C is not reasonably practicable or it is not reasonably practicable to determine the value of Separate Account C’s net assets; or;
■           the SEC by order permits us to defer payments for the protection of Contractowners.
In addition, we may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account.  If we postpone the payment of any full or partial surrender for more than ten days, we will pay you interest on the amounts surrendered, as specified in the Contract.  In the case of a partial surrender, unless you direct us otherwise, the amount you request will be deducted from your Subaccounts and/or the Fixed Account in the same proportion as the Subaccount Accumulation Value in each Subaccount and/or the Fixed Account Accumulation Value bears to the Accumulation Value. Your Accumulation Value must be at least $5,000 after any partial surrender.

THE ANNUITY INCOME PERIOD
The Maturity Date
Annuity payments begin on the Maturity Date you select when you buy the Contract.  You may advance or defer the Maturity Date by notifying us in writing at least 30 days before the previously specified Maturity Date.  However, the Maturity Date may not be within the first Contract Year or after the date on which the Annuitant attains age 90.  If no Maturity Date is chosen, we will commence annuity payments on the first of the calendar month after the Annuitant attains age 90.
The Amounts of Your Annuity Payments
Seven days before the Maturity Date (the “Initial Determination Date”), any premium taxes not yet deducted will be deducted from the Accumulation Value to determine the “Net Accumulation Value.” Depending on your election, this value will then be applied to determine either the initial Variable Annuity Payment and/or the initial Fixed Annuity Payment as described further below.  You can make or change this election in writing to us at our Administrative Office at any time prior to the Initial Determination Date.   In the absence of your election, we will make monthly annuity payments on a fixed basis, beginning on the Maturity Date under Annuity Option 3 with Payments Guaranteed for 10 Years.
After the Maturity Date, we allow no surrenders or changes among annuity payment options; in the case of a variable basis payment option, however, you retain the right to change your Subaccount allocations subject to the limits described below under “THE CONTRACT IN DETAIL: THE ANNUITY INCOME PERIOD – Transfer of Annuity Value.”  If the Net Accumulation Value applied on the Maturity Date is less than that required to purchase a minimum initial annuity payment of $20, the entire Net Accumulation Value will be paid in a lump sum.
The material factors that determine the level of your annuity benefits are:
■	your Accumulation Value before the Maturity Date;
■	the annuity payment option you select;
■	the frequency and duration of annuity payments;
■	the sex and adjusted age (as defined in the Contract) of the Annuitant and any Joint Annuitant at the Maturity Date; and
■	in the case of a Variable Annuity Payment, the investment performance of the Subaccounts you select and the Assumed Investment Return (“AIR”) that you select.
Variable Annuity Payments
Variable Annuity Payments vary as to dollar amount through the annuity income period based on the investment results of the Subaccounts you select and the AIR that you choose.   The effective annual AIR chosen can be 0%, 3% or 5%, if allowed by applicable law or regulation.  The first Variable Annuity Payment is based on the

AIR.  Subsequent Variable Annuity Payments fluctuate based on the investment performance of the Subaccounts you have chosen as compared to the AIR.  As a result, if the actual net investment return of the Subaccounts equals the AIR, the Variable Annuity Payments will be level.  If the actual net investment return of the Subaccounts is greater than the AIR, subsequent Variable Annuity Payments will be higher than the initial payment.  If it is less than the AIR, subsequent Variable Annuity Payments will be lower.
Once an AIR is chosen, it cannot be changed.  If no AIR is chosen, 3% will be used as the AIR.  In general, if you select a higher AIR the initial Variable Annuity Payment will be larger than if a lower AIR had been selected, but any increases in the Variable Annuity Payment will be smaller and less frequent, and any decreases in the Variable Annuity Payment will be larger and more frequent.  On the Initial Determination Date, we apply the portion of the Net Accumulation Value you have designated to purchase Variable Annuity Payments to the proper Variable Annuity Payment Option Table shown in the Contract (or more favorable rates if we offer them) to determine the amount of the initial Variable Annuity Payment.  Subsequent Variable Annuity Payments are determined based on the value of the Annuity Units we credit to each of the Subaccounts you have selected, as described below.
We determine the amount of Annuity Units of each Subaccount to purchase by using the most recent Subaccount allocation instructions and dividing the amount of the initial Variable Annuity Payment that is allocated to each Subaccount by that Subaccount’s Annuity Unit value on the Initial Determination Date.  Each Variable Annuity Payment after the first is determined by multiplying the Annuity Unit value for each Subaccount on the date seven days prior to the date on which the payment is due by the number of Annuity Units in that Subaccount.  The resulting payment may be less than or greater than the preceding Variable Annuity Payment.
Annuity Unit Value
The value of an Annuity Unit for any Subaccount is initially set at $10.00. The value for any subsequent Valuation Period is obtained by first multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor (as defined in “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Subaccount Accumulation Value”) for the current Valuation Period and then dividing the result by the “assumed net investment factor” for the current Valuation Period.  The “assumed net investment factor” is equal to one plus the AIR calculated for the number of days in the current Valuation Period.
Transfer of Annuity Value
Twice each year, after a Variable Annuity Payment option has commenced, you may transfer all or a portion of the value in a Subaccount to any other Subaccount (“the receiving Subaccount”), which we will use to purchase Annuity

Units in the receiving Subaccount. The value in a Subaccount is equal to the value of Annuity Units in the Subaccount multiplied by the number of Annuity Units this Contract owns in the Subaccount. The number of Annuity Units credited to the receiving Subaccount will be equal to the dollar amount of the value that is being transferred as of the transfer date divided by the value of an Annuity Unit on that same date in the receiving Subaccount.  We must receive your notice at least 15 days before the due date of the annuity payment to which the transfer will apply.
Fixed Annuity Payments
Fixed Annuity Payments are a constant dollar amount throughout the annuity income period. On the Initial Determination Date, the portion of the Net Accumulation Value you have designated to purchase Fixed Annuity Payments will be applied to the proper Fixed Annuity Payout Option Table shown in the Contract (or more favorable rates if we offer them) to determine the amount of the initial Fixed Annuity Payment.
Annuity Payment Options
The Contract provides for the annuity options described below.  Not all options are available on a variable basis.  Payments can be received on a monthly, quarterly, semi-annual or annual basis.
Option 1–Single Life Annuity.  (Available on either a variable or a fixed basis or both). An annuity payable monthly during the Annuitant’s lifetime, ceasing with the last payment due before the Annuitant’s death.  If you elect this option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.
Option 2a–Joint and Survivor Life Annuity.  (Available on either a variable or a fixed basis or both).  An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.
Option 2b–Joint and Two-Thirds to Survivor Life Annuity.  (Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.
Option 2c–Joint and One-Half to Survivor Life Annuity.  (Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.
Under annuity options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.
Option 3–Life Annuity with Payments Guaranteed for 10 or 20

Years.  (Available on either a variable or a fixed basis or both).  An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 10 or 20 years, as elected, we will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, we will pay the Beneficiary’s estate the remaining guaranteed payments.
Option 4–Refund Life Annuity.  (Available on a fixed basis only). An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, the cumulative payments made have been less than the Net Accumulation Value applied on the Initial Determination Date, payments will be continued until the total of all payments made equal such Accumulation Value.
Death after Commencement of Annuity Payments
If the death of any Contractowner, any Annuitant, or any Payee occurs on or after the Maturity Date but before all proceeds payable under the Contract have been distributed, we will distribute the entire interest in the Contract at least as rapidly as under the annuity option in effect on the date of death.
Death of Contractowner
If any Contractowner who is not the Annuitant dies and there is no surviving Contractowner, the Beneficiary will become the Contractowner. If there is a surviving Contractowner, the surviving Contractowner will retain ownership of the Contract.  The remaining annuity payments, if any, will continue to be paid to the Payee.  If the Payee is the deceased Contractowner, any remaining annuity payments will be made to the surviving Contractowner, if any, or to the Beneficiary.
Death of Annuitant
If the Annuitant dies and there is a surviving Annuitant, the remaining annuity payments, if any, will continue to be paid to the Payee.  If the Payee is the deceased Annuitant, annuity payments will be made to any surviving Annuitant.  If the deceased Annuitant is also the Contractowner, and there is no surviving Contractowner, the surviving Annuitant will assume all rights of ownership under the Contract.  If the Annuitant dies and there is no surviving Annuitant, the Beneficiary will assume all rights to ownership, and the previously designated Contractowner will no longer have any rights under the Contract.   Any remaining annuity payments will be paid to the Beneficiary.
YOUR RIGHT TO CANCEL THE CONTRACT
You may elect to cancel your Contract (a) within ten days from the date your Contract is delivered to you (or thirty days if a replacement contract) or (b) longer as applicable state law requires.  We will cancel the Contract after we receive from you at our Administrative Office in Good Order (a) the Contract and (b) a written request for cancellation. (We will pay you at least an amount equal to the sum of the Purchase Payments plus any premium taxes that you were charged, subject to state law.)

FINANCIAL INFORMATION
AL INFORMATION
CALCULATING VALUES
To calculate the Accumulation Unit or Annuity Unit values, we must first determine the current value of the units in each Subaccount. We do this for each day the values are calculated by determining the change in investment performance (including Fund-related charges and any dividends and distributions made by the Fund) from the last Valuation Date for each of the Funds. Then, daily charges are applied to Separate Account C for each day since the last Valuation Date. Finally, we multiply the previous unit value by this result.
CONTRACT EXPENSES
Surrender Charges
We assess a surrender charge when you surrender the Contract, in full or in part, except as described below.  The surrender charge is equal to a maximum of 8% of Purchase Payments surrendered, and decreases each year as shown in the following table:
Number of Years from Receipt of Purchase Payment to Date of Surrender	Percentage
Less than 1	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%
The length of time from when we receive a Purchase Payment to the time of full or partial surrender of that Purchase Payment determines the percentage of the surrender charge. For purposes of computing the surrender charge, amounts surrendered will be taken from your Contract first from any amounts that may be withdrawn without a surrender charge (as described below), then from Purchase Payments in the order they were made (i.e., first-in, first-out), and finally from any other remaining Accumulation Value.
Each Contract Year, you may, without paying a surrender charge, surrender a maximum of 10% of Purchase Payments not previously surrendered as of the beginning of that Contract Year (“Free Surrenders”).  This privilege is not cumulative, which means that any Free Surrenders not taken during a given Contract Year may not be taken as a Free Surrender in a later Contract Year. In addition, we do not impose a surrender change if the Accumulation Value is applied to an annuity option or on the payment of any death benefit.
Mortality and Expense Charge
We impose a mortality and expense risk charge. The mortality risk that we assume arises from our obligation to continue to make annuity payments to each Annuitant (assuming for purposes of this discussion only that the Annuitant is also the Payee) regardless of (a)

how long that person lives and (b) how long all annuitants as a group live. This assures an Annuitant that neither his or her own longevity nor an improvement in life expectancy generally will have an adverse effect on the annuity payments he or she will receive under the Contract. We also assume a risk associated with the guaranteed death benefit that we would pay in the event of death during the Accumulation Phase. In addition, we assume the risk that the annual contract charge (discussed below) may not be adequate to cover our administrative expenses.

We guarantee that we will not increase the mortality and expense risk charge. If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to us. We can use any profits resulting to us from over-estimates of the actual costs of the mortality and expense risks for any business purpose, including the payment of expenses of distributing the Contract. These profits will not remain in Separate Account C.

OTHER CHARGES
Annual Contract Charge
We currently deduct a $35.00 annual contract charge from the Accumulation Value on (a) the last Valuation Date of each Contract Year or (b) the date of surrender of the Contract, if earlier. (We make these deductions during the Accumulation Phase only.)  The amount of this charge is guaranteed for the first 10 Contract Years, after which it may increase to no more than $50.00. We make the charge against the Accumulation Value by proportionally reducing the number of Accumulation Units held in each of your Subaccounts. We will not assess this charge in any state that does not permit it.
Premium Tax Charge
Some states and municipalities assess premium taxes at the time you: make Purchase Payments; surrender; or begin receiving annuity payments.
We currently pay any premium taxes that are assessed. However, we reserve the right to deduct such premium taxes in accordance with the terms of your Contract. These taxes currently range up to 3.5% of Purchase Payments received by us.
Fund Expenses
The Funds also take deductions from, and pay expenses out of, their own assets.  Further information about these charges is available in the attached prospectus for the Life Series Funds.

FEDERAL TAX INFORMATION
This section provides a general summary of the federal tax law as it pertains to the Contract. We believe that the Contract will qualify as a tax deferred annuity contract for federal income tax purposes, and the following summary assumes so. We do not discuss state or local taxes, except as noted. The law described herein could change, possibly retroactively. We have the right to modify the Contract in response to changes in the law that affect the favorable tax treatment for annuity owners. We do not offer this summary as tax advice, for which you should consult a qualified tax adviser.

Taxation of a Contract will depend, in part, on whether the Contract is purchased outside or inside of a qualified retirement plan or an IRA. The following discussion does not apply to a Contract that has been purchased inside an IRA or qualified retirement plan (a “qualified Contract”). If a qualified Contract is purchased, the tax treatment of Purchase Payments, annuity payments, surrenders and death benefits will be governed by the tax law applicable to IRAs and qualified plans. However, generally, deductible or “before-tax” Purchase Payments for qualified Contracts will be taxed when distributed from the Contract; the Contract is not forfeitable; and Contract ownership may not be transferred.  Purchase Payments to a Contract purchased outside of a qualified plan or IRA (a “non-qualified Contract”) are on an “after-tax” basis, so you only pay income taxes on your earnings and gains. Generally, these earnings and gains are taxed when you receive them from the Contract. The IRS has not reviewed the Contract for qualification as an appropriate investment in an IRA.
When a non-natural person owns a non-qualified Contract, the annuity generally will not be treated as an annuity for federal tax purposes and thus loses the benefit of tax deferral. However, an annuity owned by a non-natural person as an agent for an individual will be treated as an annuity for tax purposes.  This summary assumes that the Contractowner is a natural person who is a U.S. citizen and U.S. resident. The federal tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different.
Purchase Payments
Your Purchase Payments are not deductible from your gross income for tax purposes.
Increases in Accumulation Value
Generally, you pay no income tax on increases in your Contract’s Accumulation Value until there is a distribution from the Contract. A distribution occurs when there is a partial or full surrender or annuity payments begin.
Annuity Payments
Once annuity payments begin, you generally will be taxed only on the investment income and gains you have earned and not on the amount of your Purchase Payments. As a result, a portion of each payment will be taxable as ordinary income. The remaining portion will be a nontaxable recovery of your Investment in the Contract. Generally, your Investment in the Contract equals the Purchase Payments you made, less any amounts you previously surrendered that were not taxable.
For Fixed Annuity Payments, the tax-free portion of each payment is determined by:
■           dividing your Investment in the Contract by the total amount you expect to receive out of the Contract, and
■           multiplying the result by the amount of the payment.
For Variable Annuity Payments, the tax-free portion of each payment is (a) your Investment in the Contract divided by (b) the number of expected payments.
The remaining portion of each payment, and all of the payments you receive after you recover your Investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is an income tax deduction for any unrecovered Investment in the Contract.
Surrenders
Before annuity payments begin, surrenders are taxed as follows:
■           a partial or total surrender is taxed in the year of receipt to the extent that the Contract’s Accumulation Value exceeds the Investment in the Contract (that is, on an “income first” basis); and
■           a federal tax penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer reaches age 59 ½ subject to certain exceptions.
The 10% federal tax penalty is generally not imposed on surrenders that are:
■           made on or after the death of a Contractowner;
■           attributable to the taxpayer’s becoming disabled; or
■           made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her spouse.  If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes (other than by reason of death or disability) to your systematic payments before you reach age 591/2 or within five years (after you reach that age) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above.
If the Contract was purchased as an investment for profit, subject to certain rules, you may deduct any loss upon surrender of the Contract as an ordinary loss.  For purposes of surrenders, the Internal Revenue Code treats all Contracts that we issue to you in the same calendar year as a single Contract.
Death Benefits
Unlike the death benefit on a life insurance policy, the death benefit paid on an annuity contract does not pass to the Beneficiary free of income taxes. Generally, a death benefit is included in the recipient’s income as follows:
■           if distributed in a lump sum, it is taxed in the same manner as a surrender of the Contract;
■           if distributed under an annuity payout option, it is taxed in the same manner as annuity payments.
The death benefit paid to a Beneficiary on a Contract is ordinary income to the Beneficiary to the extent it exceeds the Contractowner’s Investment in the Contract. The Beneficiary must pay taxes on this amount at the Beneficiary’s tax rate. Moreover, the amount of the death benefit may also be taxed in the Contractowner’s estate unless the Beneficiary is the spouse. If the Beneficiary is not the spouse, the Beneficiary may be eligible for a special income tax deduction for a portion of the estate tax attributable to the death benefit.
Transfers, Assignments and Contract Exchanges
Transferring or assigning ownership of a Contract, changing the Maturity Date or exchanging a Contract (unless the exchange qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code) may result in certain tax consequences, such as income and gift taxes, not explained in this prospectus. Please consult your tax adviser regarding these consequences.
Tax Withholding and Reporting
The Internal Revenue Code generally requires us to withhold income tax from any Contract distribution, including a partial surrender or total surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is “periodic” or “non-periodic.”
For periodic payments (e.g., annuity payments), we withhold from the taxable portion of each payment as if it were a payment of wages, based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If you want us to withhold on a different basis, you must file an appropriate withholding certificate with us. For non-periodic payments (e.g., distributions such as partial surrenders), we generally withhold 10% of the taxable portion of each payment.
You may elect not to have the withholding rules apply. For periodic payments, your election is effective for the calendar year for which you file it with us and for each subsequent year until you amend or revoke it. For non-periodic payments, an election is effective when you file it with us, but only for the payment to which it is applicable. We have to notify your recipients of your right to elect not to have taxes withheld.  The Internal Revenue Code generally requires us to report all payments to the IRS.
Other Tax Issues
We are taxed as a “life insurance company” under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Account C. Based upon this expectation, no charge is currently assessed against Separate Account C for such taxes. If we incur such taxes in the future, we may assess a charge for such taxes against Separate Account C.
In order to be treated as an annuity contract for federal income tax purposes, the investments of each Subaccount of Separate Account C must be “adequately diversified” in accordance with the Internal Revenue Code and Treasury Department regulations. The investment adviser of the Life Series Funds monitors their investment portfolios to ensure that the diversification requirements are met. If any Subaccount in which you invested failed to satisfy these requirements, you would be taxed on the earnings and gains of the Subaccount unless your Contract was held in an IRA or qualified plan. The tax would apply from the first quarter of the failure, until we corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.
Each of the Life Series Funds that is available under the Contract sells its shares not only to Separate Account C but also to other separate accounts that fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of policyowners and Contractowners that invest in the same Fund. If such a conflict were to arise, we would take whatever steps were necessary to protect the interests of policyowners and Contractowners, including potentially substituting a different fund for the Fund.
Under certain circumstances, a Contractowner’s control of the investments of Separate Account C could cause the Contractowner, rather than us, to be treated as the owner of the assets in Separate Account C for tax purposes, which would result in the current taxation of the income and gains on those assets to the Contractowner. Based upon existing IRS guidance, we do not believe that the ownership rights of a Contractowner under the Contract would result in the Contractowner’s being treated as the owner of the assets of the Contract. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Contract.

OTHER INFORMATION

VOTING RIGHTS
Because the Life Series Funds is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Life Series Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Contract invests. We would vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:

■           shares attributable to Contractowners for which we received instructions, would be voted in accordance with the instructions;

■           shares attributable to Contractowners for which we did not receive instructions, would be voted in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

■           shares not attributable to Contractowners, would be voted in the same proportion that we voted shares held in the Subaccount attributable to Contractowners for which we received instructions.

We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.  We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:

■           in the Accumulation Phase, we divide the Subaccount’s Accumulation Value by the net asset value of one Fund share, and
■           in the annuity income period, we divide the reserve held in the Subaccount for the Variable Annuity Payments under the Contract by the net asset value of one Fund share.  As this reserve fluctuates, the number of votes fluctuates.
We will determine the number of votes that a Contractowner has the right to cast as of the record date established by the Life Series Funds.  We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting information and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount.  The voting rights that we describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, we reserve the right to vote shares of any Fund in our own right, to the extent the law permits .
PROCESSING TRANSACTIONS
Generally, your transaction requests will be processed as of the Valuation Date on which we receive them, if we receive them in Good Order before the closing of business  (generally 4:00 P.M. Eastern Time). Otherwise, they will be processed as of our next Valuation Date. To meet our requirements for processing transactions, we may require that you use our forms.
RESERVATION OF RIGHTS
We also reserve the right to make certain changes to the Contract, Separate Account C or the Funds if we believe they would (a) best serve the interests of the Contractowners and Payees or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. When required, we will (a) obtain the necessary Contractowner or regulatory approval for any change and (b) notify Contractowners before making a change.
For example, we may:
■           operate Separate Account C in any form permitted by law;
■           add, delete, combine, or modify Subaccounts of Separate Account C;
■           add, delete, or substitute for the Fund shares held in any Subaccount the shares of any investment company or series thereof, or any investment permitted by law;

■           amend or obtain and continue any exemptions under the Contract if required to comply with the Code or any other applicable federal or state law; or

■           make any necessary technical changes in the Contract in order to conform with any of the above actions.

STATE VARIATIONS
Where required by state law, there may be variations in the Contract covered by a special form of the Contract for your State. As a result, your Contract may differ from this prospectus. Your actual Contract, with any endorsements, amendments and riders, is the controlling document. We have the right to change the Contract to meet applicable state laws or regulations.
We offer the Contract in most states. Check with your registered representative for availability in your state. The Contract is offered continuously. Although we do not anticipate discontinuing the offer of the Contract, we reserve the right to do so at any time.
DISTRIBUTION OF THE CONTRACT
We sell the Contract solely through individuals who, in addition to being licensed as insurance agents, are registered representatives of FIC, which is one of our affiliates and our General Agency.  FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority. We pay FIC a commission of 3.5% of the Purchase Payments made under the Contract.  FIC’s executive offices are located at 110 Wall Street, New York, NY 10005. We reserve the right to sell the Contracts directly.

REPORTS
At least twice each year, we will send a report to you that contains financial information about the Funds as required by applicable law.  In addition, at least once each year, we will send a statement that gives you financial information about your Contract.

If several members of the same household each own a Contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise. You may receive additional copies by calling or writing us.

FINANCIAL STATEMENTS
The Financial Statements of First Investors Life and for Separate Account C are in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

ITEM	PAGE

General Description	2
Services	3
Valuation	4
Other Information	5
Relevance of Financial Statements	6
Appendices	7
Financial Statements	12

SEC file numbers:
Separate Account C: 003-33419/811-06130

To: First Investors Life Insurance Company Raritan Plaza 1 Edison, New Jersey 08837
Request for Statement of Additional Information
I would like to receive a current copy of the following: (check all appropriate boxes below)

☐ The Statement of Additional Information for First Investors Life Variable Annuity Fund C (Separate Account C) and First Investors Life Variable Annuity Fund D (Separate Account D).

☐ The Statement of Additional Information for First Investors Life Series Funds.

From:
(name)
Contract number:

Address:

Phone number:

☐ Check if this is a change of address.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D

INDIVIDUAL VARIABLE ANNUITY CONTRACTS

OFFERED BY

FIRST INVESTORS LIFE INSURANCE COMPANY

Statement of Additional Information dated [______], 2010

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectuses for the variable annuity contracts funded by First Investors Life Variable Annuity Fund C and First Investors Life Variable Annuity Fund D, dated May 1, 2010 and [_____], 2010, which may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, or by telephoning (800) 342-7963 or by visiting our website at www.firstinvestors.com.  First Investors Life Variable Annuity Fund C currently funds two variable annuity contracts: an individual variable annuity contract called the “Tax Tamer I” and an individual variable annuity contract called the “First Choice.”  First Investors Life Variable Annuity Fund D currently funds an individual variable annuity contract called the “Tax Tamer II.”

The terms in this SAI have the same meaning as in the Prospectuses.

TABLE OF CONTENTS

Page

General Description................................................................................................................................................................................	2
Services....................................................................................................................................................................................................	3
Valuation..................................................................................................................................................................................................	4
Other Information....................................................................................................................................................................................	5
Relevance of Financial Statements.......................................................................................................................................................	6
Appendices..............................................................................................................................................................................................	7
Financial Statements...............................................................................................................................................................................	12

GENERAL DESCRIPTION

First Investors Life Insurance Company.  First Investors Life Insurance Company, 110 Wall Street, New York, New York 10005 ("FIL" or "First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance.  First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for First Investors Life Series Funds (“Life Series Funds”).  Kathryn Head and members of her family control FICC and, therefore, the Adviser and First Investors Life.

The following chart provides information about the Officers and Directors of First Investors Life.

Name	FIL Office	Principal Occupation for Last Five Years
Jay G. Baris	Director	Partner, Kramer Levin Naftalis & Frankel LLP, New York, Attorneys.
Carol Lerner Brown	Secretary	Assistant Secretary, FIC; Secretary, FIMCO and FICC.
Glenn T. Dallas	Director	Retired since April 1996.
William H. Drinkwater	Director, Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary, FIL since August 2003; President, FIL, January 2000 – August 2003.
Lawrence M. Falcon	Senior Vice President, Comptroller	Senior Vice President and Comptroller, FIL.
Lawrence A. Fauci	Director	Consultant and Director, FIC.
Robert M. Flanagan	Vice President and Director	Vice President FIL since June 2001; President, FIC; Senior Vice President FIC 2000-2001; Vice President FICC since June 1997.
Richard H. Gaebler	Director	Retired since January, 2000.
Kathryn S. Head	Chairman and Director	Chairman, President and Director, FICC, FIMCO and ADM; Chairman, CEO and Director, FIC; Chairman and Director, First Investors Federal Savings Bank.
Jason Helbraun	Assistant Vice President	Assistant Vice President, FIL since May 2006; Corporate Actuary, FIL July 2005 – May 2006; Financial Actuary at Inviva, Inc., 2003 to 2005; Actuarial Associate at KPMG LLP prior thereto.
Scott Hodes	Director	Partner, Bryan Cave LLP, Chicago, Illinois since 2003.
William M. Lipkus	Vice President, Chief Financial Officer, Treasurer and Director	Chief Financial Officer, FIC since December 1997 and FICC since June 1997; Vice President, FIL since May 1996; Chief Financial Officer since May 1998; Chief Accounting Officer since June 1992.
Glen Mueller	Vice President and Chief Underwriter	Vice President and Chief Underwriter, FIL; Vice President and Life Chief Underwriter, C.N.A. November 2002-June 2004.
Jackson Ream	Director	Retired since January 1999.
Nelson Schaenen Jr.	Director	Retired since January 2002.
David Schimmel	Assistant Vice President	Assistant Vice President, FIL since July 2006; Manager, FIL January 2001 – July 2006.
John Shey	Assistant Vice President	Assistant Vice President, FIL since May 2006; Actuary, FIL January 2002 – April 2006.

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Carol E. Springsteen	President and Director	President and Director, FIL; Vice President, Individual Policy Services, New York Life Insurance Company until August, 2003.
Clark D. Wagner	Director
Director of Fixed Income, FIMCO; Vice President, First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc., First Investors Government Fund, Inc., First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc, First Investors Insured Tax Exempt Fund II, and First Investors Insured Intermediate Tax Exempt Fund.

Separate Account Assets.  First Investors Life Variable Annuity Fund C ("Separate Account C") was established on December 21, 1989.  First Investors Life Variable Annuity Fund D (“Separate Account D”) was established on April 8, 1997.  Each Separate Account was established under the provisions of the New York Insurance Law.  Each Separate Account’s assets are segregated from the assets of First Investors Life, and that portion of each Separate Account’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts for the respective Separate Account are not chargeable with liabilities arising out of any other business of First Investors Life.  Each Separate Account is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

The assets of each Separate Account are invested at net asset value in shares of a corresponding series (each a “Fund” and collectively “Funds”) of the Life Series Funds.  For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on.  The Life Series Funds Prospectus describes the risks attendant to an investment in each Fund of the Life Series Funds.   The Life Series Funds contains twelve separate Funds:  Blue Chip Fund, Cash Management Fund, Discovery Fund, Government Fund, Growth & Income Fund, High Yield Fund, International Fund, Investment Grade Fund, Select Growth Fund, Target Maturity 2010 Fund, Target Maturity 2015 Fund and Value Fund.  All of these Funds are available under the Tax Tamer I and Tax Tamer II Contracts, and all but the Target Maturity 2010 Fund are available under the First Choice Contract.

SERVICES

Custodian.  First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account C and Separate Account D.

Independent Registered Accounting Firm.  [________], an independent registered accounting firm, has been selected as the independent accountants for Separate Account C and Separate Account D.  First Investors Life pays [________] a fee for serving as the independent accountants for each Separate Account which is set by the Audit Committee of the Board of Directors of First Investors Life.

Underwriter.  First Investors Life and each Separate Account have entered into an Underwriting Agreement with FIC.  FIC, an affiliate of First Investors Life and of the Adviser, has its principal business address at 110 Wall Street, New York, New York 10005.  For the fiscal years ended December 31, 2007, 2008 and 2009, FIC received fees from Separate Account C of $102,349 and $63,531 and $38,844, respectively, in connection with the distribution of the Contracts in a continuous offering.  For the fiscal years ended December 31, 2007, 2008 and 2009, FIC received fees from Separate Account D of $919,909 and $771,689 and $478,651, respectively, in connection with the distribution of the Contracts in a continuous offering.

First Investors Life anticipates continuing to offer new Tax Tamer II and First Choice Contracts, but reserves the right to discontinue either of these offerings.  New Tax Tamer I Contracts

3

are not currently being offered for sale.  Existing Tax Tamer I Contractowners may, however, continue to make additional premium payments to their existing Contracts.

The Contracts for both Separate Accounts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

VALUATION

Value of an Accumulation Unit.  For each Subaccount of Separate Account C and each Subaccount of Separate Account D, the value of an Accumulation Unit was arbitrarily initially set at $10.00.  The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B).  The investment performance of each Fund, and expenses and deductions of certain charges, affect the Accumulation Unit Value.  The value of an Accumulation Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c)
is a factor representing the charges deducted for mortality and expense risks.  For Separate Account C, such factor is equal on an annual basis to 1.00% of the daily net asset value of the applicable Subaccount.  For Separate Account D, such factor is equal on an annual basis to 1.40% of the daily net assets value of the applicable Subaccount.

The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for any Subaccount may increase or decrease.  (For an illustration of this calculation, see Appendix I, Example A.)

Value of Amounts Allocated to the Fixed Account.  The First Choice Contract also allows Contractowners to allocate value to the Fixed Account.  The Accumulation Value in a First Choice Contract thus consists of the Subaccount Accumulation Value in each Subaccount to which a Contractowner allocates value, which is based on the Accumulation Unit values described above, and the Fixed Account Accumulation Value.  The Fixed Account Accumulation Value at any time is equal to the amount determined as described in the First Choice Contract’s prospectus under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”

Value of an Annuity Unit.  For each Subaccount of Separate Account C and each Subaccount of Separate Account D, the value of an Annuity Unit was arbitrarily initially set at $10.00.  The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.5% per annum (or 3.0% or a different rate chosen by a Contractowner for First Choice Contracts), which is assumed in the Annuity Tables contained in the Contracts.  (For an illustration of this calculation, see Appendix III, Example A.)

4

Amount of Annuity Payments.  When annuity payments are to commence, the Accumulated Value (or the Accumulation Value for First Choice Contracts) to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Business Day (or the Valuation Date for First Choice Contracts) on or immediately preceding the seventh day before the Annuity Commencement Date (or the Maturity Date for First Choice Contracts) by the number of Accumulation Units owned.  This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date.  At that time any applicable Premium taxes not previously deducted may be deducted from the Accumulated Value to determine the net Accumulated Value.  For First Choice Contracts, the net amount to be applied to an Annuity Option, the Net Accumulation Value, consists of the amounts derived from the Accumulation Units, as described above, as well as the Fixed Account Accumulation Value.  The resultant value is then applied to the Annuity Tables set forth in the Contract to determine the amount of the first monthly annuity payment.  The Contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulated Value applied.  These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date.  The Contracts contain a formula for determining the adjusted age. The Annuity Tables are determined from the Progressive Annuity Table with interest at 3.5% per year and assumes births prior to 1900, adjusted by a setback of four years of age for persons born 1900 and later and an additional setback of one year of age for each completed five years by which the year of birth is later than 1900, except for First Choice Contracts. For First Choice Contracts the Annuity Tables are determined from the A2000 Individual Annuitant Mortality Table Age Last Birthday and an Assumed Investment Return of 3.00% or a different rate chosen by the Contractowner and the adjusted age is the age of the annuitant minus one year for each completed 10-year period measured from the year 2000 to the date of Annuity Payment Option commencement.  Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

The dollar amount of the first monthly Variable Payment, based on the Subaccount determined as above, is divided by the value of an Annuity Unit for the Subaccount for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under the Subaccount.  This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date.  This number of Annuity Units remains fixed for all variable annuity payments.  The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for the Subaccount by the applicable value of an Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the due date of the payment.  The value of an Annuity Unit will vary with the investment performance of the corresponding Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month.  (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix III, Examples B, C and D.)

A fixed annuity provides annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% (or 2.5% for the First Choice Contract) per year built into the Annuity Tables in the Contract.

OTHER INFORMATION

Time of Payments.  All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request for partial surrender or termination.  However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Contracts (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund’s net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders or as may be permitted under the 1940 Act.  In addition, for the First Choice Contract, First Investors Life may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account.

5

Reports to Contractowners.  First Investors Life will mail to each Contractowner, at the last known address of record at the Home Office of First Investors Life, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for each Subaccount and the Accumulation Unit Values.  In addition, latest available reports of the Life Series Funds will be mailed to each Contractowner.

Assignment.  Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due.  To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary.  The Contracts may be assigned.  No assignment of a Contract shall be binding on First Investors Life unless such assignment is in writing and is filed with First Investors Life at its home office.

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Contractowners under the variable portion of the Contracts will be affected solely by the investment results of each Separate Account’s Subaccounts.  The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life’s ability to meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of the Subaccounts.

6

APPENDICES

APPENDIX I

EXAMPLE A
Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account C

Net Investment Factor =	A + B	- D
C

Where:

A =	The Net Asset Value of a Fund share as of the end of the current Valuation Period.
	Assume...................................................................................................................................................................................		=	$8.51000000
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
	Assume...................................................................................................................................................................................		=	0
C =	The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
	Assume...................................................................................................................................................................................		=	$8.39000000
D =	The daily deduction for mortality and expense risks, which totals 1.0% on an annual basis.
	On a daily basis......................................................................................................................................................................		=	.00002740

Then, the Net Investment Factor =	8.51000000 + 0	- .00002740	=	1.01427534
	8.39000000

Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account D

Net Investment Factor =	A + B	- D
C

Where:

A =	The Net Asset Value of a Fund share as of the end of the current Valuation Period.
	Assume...................................................................................................................................................................................		=	$8.51000000
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
	Assume...................................................................................................................................................................................		=	0
C =	The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
	Assume...................................................................................................................................................................................		=	$8.39000000
D =	The daily deduction for mortality and expense risks and administration, which totals 1.4% on an annual basis.
	On a daily basis.....................................................................................................................................................................		=	.00003836

Then, the Net Investment Factor =	8.51000000 + 0	- .00003836..........................................................................................	=	1.01426438
	8.39000000

7

EXAMPLE B
Formula and Illustration for Determining
Accumulation Unit Value of a Subaccount
of Separate Account C

Accumulation Unit Value = A x B
Where:

A =	The Accumulation Unit Value for the immediately preceding Valuation Period.
	Assume...................................................................................................................................................................................	=	$1.46328760
B =	The Net Investment Factor for the current Valuation Period.
	Assume...................................................................................................................................................................................	=	1.01427534

Then, the Accumulation Unit Value = $1.46328760 x 1.01427534............................................................................................................		=	1.48417653

Formula and Illustration for Determining
Accumulation Unit Value of a Subaccount
of Separate Account D

Accumulation Unit Value = A x B
Where:

A =	The Accumulation Unit Value for the immediately preceding Valuation Period.
	Assume...................................................................................................................................................................................	=	$1.46328760
B =	The Net Investment Factor for the current Valuation Period.
	Assume...................................................................................................................................................................................	=	1.01426438

Then, the Accumulation Unit Value = $1.46328760 x 1.01426438............................................................................................................		=	1.48416049

8

APPENDIX II

EXAMPLE A
Formula and Illustration for Determining
Death Benefit Payable Under
Annuity Option 4-Unit Refund Life Annuity
For Separate Account C (Tax Tamer I only) and Separate Account D

Upon the death of the Annuitant, the designated Beneficiary under this option will receive under a Separate Account a lump sum death benefit of the then dollar value of a number of Annuity Units computed using the following formula:

Annuity Units Payable =	A	- (CxD), if	A	is greater than CxD
	B		B

Where:

A =	The Net Accumulated Value applied on the Annuity Commencement Date to purchase the Variable Annuity.
	Assume...................................................................................................................................................................................	=	$20,000.00

B =	The Annuity Unit Value at the Annuity Commencement Date.
	Assume...................................................................................................................................................................................	=	$1.08353012

C =	The number of Annuity Units represented by each payment made.
	Assume...................................................................................................................................................................................	=	116.61488844

D =	The total number of monthly Variable Annuity Payments made prior to the Annuitant’s death.
	Assume...................................................................................................................................................................................	=	30

Then the number of Annuity Units Payable:

	$20,000.00 - (116.61488844 x 30)
	$1.08353012

	= 18,458.18554633 - 3,498.44665320

	= 14,959.73889313

If the value of an Annuity Unit on the date of receipt of notification of death was $1.12173107 then the amount of the death benefit under the Separate Account would be:

14,959.73889313 x $1.12173107 = $16,780.80

9

APPENDIX III

EXAMPLE A

Formula and Illustration for Determining
Annuity Unit Value of
Separate Account C and Separate Account D

Annuity Unit Value = A x B x C

Where:

A =	Annuity Unit Value of the immediately preceding Valuation Period.
	Assume...................................................................................................................................................................................	=	$1.10071211

B =	Net Investment Factor for the Valuation Period for which the Annuity Unit is being calculated.
	Assume...................................................................................................................................................................................	=	1.00083530

C =	A factor to neutralize the assumed interest rate of 3½% built into the Annuity Tables used.
	Daily factor equals................................................................................................................................................................	=	0.99990575

Then, the Annuity Value is:

	$1.10071211 x 1.00083530 x 0.99990575 = $1.10152771

EXAMPLE B

Formula and Illustration for Determining
Amount of First Monthly Variable Annuity Payment from
Separate Account C and Separate Account D

First Monthly Variable Annuity Payment =	A	x B
$1,000

Where:

A =	The Net Accumulated Value allocated to Separate Account C for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date.
Assume...................................................................................................................................................................................			=	$20,000.00

B =	The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant according to the Annuity Tables contained in the Contract.
Assume...................................................................................................................................................................................			=	$6.40

Then, the first Monthly Variable Payment =	$20,000	x $6.40 = $128.00
	$1,000

10

EXAMPLE C

Formula and Illustration for Determining
the Number of Annuity Units for Separate Account C and Separate Account D
Represented by Each Monthly Variable Annuity Payment

Number of Annuity Units =	A
B

Where:
A =	The dollar amount of the first monthly Variable Annuity Payment.
	Assume...................................................................................................................................................................................			=	$128.00

B =	The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date.
	Assume...................................................................................................................................................................................			=	$1.09763000

	Then, the number of Annuity Units =	$128.00	= 116.61488844
		$1.09763000

EXAMPLE D

Formula and Illustration for Determining
the Amount of Second and Subsequent Monthly Variable
Annuity Payments From Separate Account C and Separate Account D

Second Monthly Variable Annuity Payment = A x B

Where:

A =	The Number of Annuity Units represented by each monthly Variable Annuity Payment.
	Assume...................................................................................................................................................................................	=	116.61488844

B =	The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the date on which the second (or subsequent) Variable Annuity Payment is due.
	Assume...................................................................................................................................................................................	=	$1.11834234

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.11834234 = $130.42

The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund.  If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result.  Assume B above was $1.08103230.

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.08103230 = $126.06

11

Financial Statements
as of
December 31, 2009
[To be provided by amendment.]

12

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
PART C:  OTHER INFORMATION

Item 24.	Financial Statement and Exhibits

(a)	Financial Statements:

The financial statements for the period ended December 31, 2009 for First Investors Life Insurance Company and First Investors Life Variable Annuity Fund C will be filed by amendment and included in Part B of this Registration Statement.

(b)	Exhibits:
	1.	Resolution of the Board of Directors of First Investors Life Insurance Company creating Separate Account C. /1/
	2.	Not applicable.
	3.	Distribution Contracts:
(a) Underwriting Agreement between First Investors Life Insurance Company and First Investors Corporation. /1/
(b) Specimen Variable Annuity Dealer Agreement between First Investors Corporation and dealers. /1/
	4.	Specimen Individual Flexible Premium Deferred Variable Annuity Contract issued by First Investors Life Insurance Company for participation in Separate Account C. /2/
	5.	Form of application used with the Individual Flexible Premium Deferred Variable Annuity Contracts provided in response to (4) above. /2/
	6.	(a) (1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(2) Certificate of Amendment. /1/
(3) Certificate of Amendment. /1/
(4) Certificate of Amendment. /1/
(5) Certificate of Amendment. /1/
	(b)	By-laws of First Investors Life Insurance Company. /1/
	7.	Not applicable.
	8.	Not applicable.
	9.	Opinion and consent of counsel. /3/
	10.	(a) Consent of Independent Public Accountants. /3/
	(b)	Exemptive Order. /1/
	11.	Not applicable.
	12.	Not applicable.
	13.	Powers of Attorney for Signatories. /4/

/1/           Incorporated herein by reference to Post-Effective Amendment No. 10 to this Registration Statement filed on May 19, 1997.
/2/           Filed herewith.
/3/           To be filed by amendment.
/4/           Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-149362) filed on June 10, 2008 by First Investors Life Insurance Company on behalf of First Investors Life Level Premium Variable Life Insurance (Separate Account B).

Item 25.	Directors and Officers of the Depositor

The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual’s business address is 110 Wall Street, New York, New York 10005):

Name and Principal	Position and Office with
Business Address	First Investors Life Insurance Company

Jay G. Baris	Director

Carol Lerner Brown	Secretary

Glenn T. Dallas	Director

William H. Drinkwater	Senior Vice President, Chief Actuary
and Director

Lawrence M. Falcon	Senior Vice President, Comptroller
Raritan Plaza 1	and Director
Edison, NJ 08837

Lawrence A. Fauci	Director

Robert M. Flanagan	Vice President and Director

Richard H. Gaebler	Director

Kathryn S. Head	Chairman and Director
Raritan Plaza 1
Edison, NJ 08837

Jason Helbraun	Assistant Vice President

Scott Hodes	Director

William M. Lipkus	Vice President, Chief Financial
Raritan Plaza 1	Officer, Treasurer and Director
Edison, NJ 08837

Glen Mueller	Vice President and Chief Underwriter
Raritan Plaza 1
Edison, NJ 08837

Jackson Ream	Director

Nelson Schaenen Jr.	Director

David Schimmel	Assistant Vice President
Raritan Plaza 1
Edison, NJ 08837

John Shey	Assistant Vice President

Carol E. Springsteen	President and Director

Clark D. Wagner	Director

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a Separate Account of First Investors Life Insurance Company, the Depositor, and, as such, might be deemed to be controlled by First Investors Life Insurance Company. Set forth below are all persons controlled by or under common control with First Investors Life Insurance Company:

Route 33 Realty Corporation (New Jersey). Ownership: 100% owned by First Investors Life Insurance Company; Principal Business: Real Estate; Subsidiary of First Investors Life Insurance Company.

First Investors Consolidated Corporation (FICC) (Delaware). Ownership: Glenn O. Head is the controlling person of the voting stock; Principal Business: Holding Company; Parent of First Investors Life Insurance Company.

Administrative Data Management Corp. (New York). Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.

First Investors Corporation (New York). Ownership: 100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.

First Investors Leverage Corporation (New York). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

First Investors Management Company, Inc. (New York). Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

First Investors Realty Company, Inc. (New Jersey). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

First Investors Resources, Inc. (Delaware). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

First Investors Federal Savings Bank (New Jersey).  Ownership: 100% owned by FICC, except Directors Qualifying Shares; Principal Business: Savings and Loan; Affiliate of First Investors Life Insurance Company.

First Investors Credit Corporation (New Jersey). Ownership: 100% owned by FIFSB; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

N.A.K. Realty Corporation (New Jersey). Ownership: 100% owned by FICC; Principal Business: Real Estate; Affiliate of First Investors Life Insurance Company.

Real Property Development Corporation (New Jersey). Ownership: 100% owned by FICC; Principal Business: Real Estate; Affiliate of First Investors Life Insurance Company.

First Investors Credit Funding Corporation (New York). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

First Investors Name Saver, Inc. (Ohio). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

Item 27.	Number of Contractowners

As of December 31, 2009, the number of owners of variable annuity contracts offered by First Investors Life Variable Annuity Fund C was 8,213.

Item 28.	Indemnification

Article XIV of the By-Laws of First Investors Life Insurance Company provides as follows:

"To the full extent authorized by law and by the Charter, the Corporation shall and hereby does indemnify any person who shall at any time be made, or threatened to be made, a party in any civil or criminal action or proceeding by reason of the fact that he, his testator or his intestate is or was a director or officer of the Corporation or served another corporation in any capacity at the request of the Corporation, provided, that the notice required by Section 62-a of the Insurance Law of the State of New York, as now in effect or as amended from time to time, be filed with the Superintendent of Insurance."

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of First Investors Life are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 29.	Principal Underwriters

(a)	First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Level Premium Variable Life Insurance (Separate Account B)

First Investors Life Variable Annuity Fund D
First Investors Life Modified Premium Variable Life Insurance (Separate Account E)

First Investors Corporation is Sponsor of:

First Investors Single Payment and Periodic Payment Plans I for Investment in First Investors Global Fund, Inc.

First Investors Single Payment and Periodic Payment Plans II for Investment in First Investors Global Fund, Inc.

First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Fund For Income, Inc.

First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Government Fund, Inc.

First Investors Periodic Payment Plans for Investment in First Investors High Yield Fund, Inc.

First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc.

First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Insured Tax Exempt Fund, Inc.

(b)           The following persons are the officers and directors of First Investors Corporation:
(The principal business address of each director and officer listed below is c/o First Investors Legal Department, 110 Wall Street, New York, New York 10005.)

Name and Principal	Position and Office with
Business Address	First Investors Corporation

Carol Lerner Brown	Assistant Secretary

Conrad Charak	Assistant Secretary

Anne Condon	Vice President

Robert M. Flanagan	President and Director

Robert J. Grosso	Chief Compliance Officer

Kathryn S. Head	Chairman of the Board and Director

Larry R. Lavoie	Secretary, General Counsel and Director

William M. Lipkus	Chief Financial Officer and Treasurer

Frederick Miller	Senior Vice President

Elizabeth Reilly	Vice President

Mark Segal	Assistant Vice President

Matthew Smith	Vice President

Marjorie Solowey	Vice President

Williams J. Vogt	Assistant Vice President

(c)           Not Applicable.

Item 30.	Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance Company at its office at 110 Wall Street, New York, New York 10005; at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage) and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 31.	Management Services

Not applicable.

Item 32.	Undertakings

Registrant hereby makes the following undertakings:

(a)
An undertaking to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)
An undertaking to include either: (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	An undertaking to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	Representation Regarding Reasonableness of Aggregate Contract Fees and Charges Pursuant to Section 26(a)(e)(2)(A) of the Investment Company Act of 1940.

First Investors Life Insurance Company (“First Investors Life”) represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Contracts. First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.  This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has caused this Post-Effective Amendment No. 26 (the “Amendment”) filed pursuant to Rule 485(a) under the 1933 Act to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Ms. Springsteen and Messrs. Lipkus and Falcon), on the 5th day of March, 2010.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C (Registrant)

BY:	FIRST INVESTORS LIFE INSURANCE COMPANY
/s/ (Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Carol E. Springsteen__
Carol E. Springsteen
President

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-4 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Carol E. Springsteen	President	March 4, 2010
Carol E. Springsteen	and Director

/s/ William H. Drinkwater	Senior Vice President,	March 5, 2010
William H. Drinkwater	Chief Actuary and Director

/s/ Lawrence M. Falcon	Senior Vice President and	March 4, 2010
Lawrence M. Falcon	Comptroller

/s/ William M. Lipkus	Vice President, Chief Financial	March 4, 2010
William M. Lipkus	Officer, Treasurer and Director

/s/ Jay G. Baris*	Director	March 5, 2010
Jay G. Baris

/s/ Glenn T. Dallas*	Director	March 5, 2010
Glenn T. Dallas

/s/ Lawrence A. Fauci*	Director	March 5, 2010
Lawrence A. Fauci

/s/ Robert M. Flanagan*	Vice President and Director	March 5, 2010
Robert M. Flanagan

/s/ Richard H. Gaebler*	Director	March 5, 2010
Richard H. Gaebler

/s/ Kathryn S. Head*	Chairman and Director	March 5, 2010
Kathryn S. Head

/s/ Scott Hodes*	Director	March 5, 2010
Scott Hodes

/s/ Jackson Ream*	Director	March 5, 2010
March 5, 2010
Jackson Ream

/s/ Nelson Schaenen Jr.*	Director	March 5, 2010
Nelson Schaenen Jr.

/s/ Clark D. Wagner*	Director	March 5, 2010
Clark D. Wagner

* By: /s/ William H. Drinkwater	March 5, 2010
William H. Drinkwater
(Attorney-in-Fact)

INDEX TO EXHIBITS

Exhibit
Number	Description

4	Specimen Individual Flexible Premium Deferred Variable Annuity Contract issued by First Investors Life Insurance Company for participation in Separate Account C
5	Form of application used with the Individual Flexible Premium Deferred Variable Annuity Contracts